                                                                    Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 24, 1997 by and between The He-Ro Group, Ltd., a Delaware corporation with offices at 550 Seventh Avenue, New York, New York 10016 (the "Company"), and Hong J. Han (the "Holder"), an individual residing at 12 Timberline Drive, Alpine, New Jersey 07620.

      WHEREAS, pursuant to the Stock Purchase Agreement dated as of October 16, 1997 (which, together with the exhibits thereto or referred to therein and any amendment or supplement thereto, is referred to herein as the "Purchase Agreement"), the Company issued to the Holder 5,277,905 shares of common stock of the Company, par value $0.01 per share (the "Shares"); and

      WHEREAS, as inducement for the Holder to accept the Shares from the Company, the Company desires to undertake at a future time to register the Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), in accordance with, and subject to, the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Purchase Agreement, the Company and the Holder hereby agree as follows:

      1. Registration Rights

            (a) Piggyback Registration. Subject to Section 1(d) hereof, if the Company at any time proposes to register any of its securities under the Securities Act on its own behalf or for the benefit of any securityholder (other than in connection with a merger, consolidation, acquisition of stock or assets of another corporation, securities to be offered to directors or employees of the Company, or pursuant to Form S-8 or other comparable form), the Company shall give prompt written notice to the Holder of its intention to effect such registration and of such Holder's rights under such proposed registration, and upon the request of the Holder delivered to the Company within twenty (20) days after giving such notice (which request shall specify the number of Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company shall direct the managing underwriter (if any) of such underwritten offering to include the specified number of Shares in such registration, or, if there is no underwriter, the Company shall include such Shares held by the Holder requested to be included in such registration; provided, however, that:

                  (i) If, at any time after the Company has given any such written notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay the registration, at its sole election, the Company may give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Shares issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Shares in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Shares for the same period as the delay in respect of securities being registered for the Company's own account or other securityholders, as the case may be.

                  (ii) If the managing underwriter in such underwritten offering reasonably believes and advises the Company that it cannot include a portion or all of the Shares requested by the Holder to be included in the registration statement because too many shares are covered by the registration statement, the Company shall give the Holder prompt notice of such advice. Holder may then direct the Company to direct the underwriter to, at Holder's option, either include the Shares in the registration statement subject to a lock-up agreement (or other appropriate arrangement) with respect to the excess number of Shares to which the underwriter objects, or, exclude a specified portion of the Shares from such registration statement provided that a pro rata portion of the other shares covered thereby, whether being included therein on account of the Company or any other securityholder, are also excluded from the registration statement.

            (b) Demand Registration. In addition, subject to Section 1(d) hereof, at any time after the date hereof, the Holder (or his assignee) shall have the right, on not more than three occasions, exercisable by written notice to the Company from the Holder (or his assignee) to have the Company prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, S-3, or other appropriate form, and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holder, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale, for a period of nine (9) months, of all or a portion of the Shares. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, and after consulting with professionals including accountants and underwriters, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at that time, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer the commencement of such a filing for a period of not more than 180 days after receipt of the request of Holder.

            (c) Cooperation with Company. The Holder hereby agrees to cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares.

            (d) Restrictions on Registration. The Holder hereby acknowledges that, in accordance with a certain letter dated October 17, 1997 from counsel for the Company to the Commission, as supplemented by a letter dated November 18, 1997, and the Commission's response thereto dated November 20, 1997, the Company may not file any registration statement (for the benefit of selling shareholders or otherwise) until such time as the Company has filed with Commission consolidated audited financial statements for the requisite periods.

      2. Registration Procedures. In connection with the registration of any of the Shares under the Securities Act in accordance with this Agreement, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Shares are sold;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

            (c) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

            (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            (e) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

            (f) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering; and

            (g) notify the Holder at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      3. Expenses. All expenses incurred in any registration of the Holder's Shares under this Agreement shall be paid by the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration; provided, however, the Company shall not be liable for any discounts or commissions to any broker or underwriter, any stock transfer taxes incurred with respect to Shares sold in the offering, or the fees and expenses of counsel for the Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing the Holder.

      4. Indemnification. In the event any Shares are included in a registration statement pursuant to this Agreement:

            (a) Company Indemnity. Without limiting any other indemnity provided to the Holder, either in connection with the offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless the Holder, his assigns and executors, the affiliates of the Holder, any underwriter (as defined in the Securities Act) for the Holder (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statements including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, assign, executor, affiliate or underwriter for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder or any affiliate, assign, executor or underwriter thereof.

            (b) Holder Indemnity. The Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors, any underwriter (as defined in the Securities Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company, its affiliates, its counsel, officers, directors, any underwriter (as defined in the Securities Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the Securities Act or the Exchange Act), for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by the Holder to the Company in connection with the offer or sale of Shares.

            (c) Notice, Right to Defend. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Agreement unless such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

            (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to the Holder from the sale of the Shares pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Shares).

            (e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Shares by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

      5. Assignment of Registration Rights. The rights of the Holder under this Agreement may be assigned to transferees or assignees of the Shares without the prior written consent of the Company provided that the transferees or assignees are family members or affiliates of the Holder and may be assigned to other transferees or assignees of the Shares with the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and of the Holder.

      6. Limitations on Other Registration Rights. Except as otherwise set forth in this Agreement, the Company shall not, without the prior written consent of the Holder, cause any registration statement filed on behalf of any person (including the Company) other than the Holder to become effective during any period when the Company is not in compliance with this Agreement, nor grant any other rights to registration (demand or piggyback) without Holder's consent not to be unreasonably withheld.

      7. Remedies.

            (a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holder to sell his Shares as quickly as possible after such Holder has indicated to the Company that he desires his Shares to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

            (b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to the Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit the Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

      8. Notices.

            (a) All communications under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service to the addresses set forth above or to such other address as a party shall set forth in a notice to the other. Any notice to be given hereunder may be given by a party's counsel.

            (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

      9. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder; provided, however, that no such amendment or waiver shall take away any registration right of the Holder or reduce the amount of reimbursable costs to the Holder in connection with any registration hereunder without the consent of the Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

      10. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

      11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and each of the parties hereto consents to the jurisdiction of the state and federal courts residing in New York county.

      12. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

      13. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

      IN WITNESS HEREOF, the undersigned have executed this Registration Rights Agreement as of the 24th day of December, 1997.

                                    THE HE-RO GROUP, LTD.


                                    By: /s/ Sam Kaplan
                                       --------------------------------
                                        Name: Sam Kaplan
                                        Title:

                                    /s/ Hong J. Han
                                    -----------------------------------
                                    Hong J. Han